Exhibit 99.1

Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:

Matthew S. Stadler

Executive Vice President

Chief Financial Officer

Cohen & Steers, Inc.

Tel (212) 446-9168

COHEN & STEERS REPORTS THIRD QUARTER

2010 RESULTS

NEW YORK, NY, October 20, 2010—Cohen & Steers, Inc. (NYSE: CNS) reported net income attributable to common shareholders of $13.2 million, or $0.30 per diluted share and $0.31 per basic share, for the quarter ended September 30, 2010, compared with net income attributable to common shareholders of $7.5 million, or $0.18 per share (diluted and basic), for the quarter ended September 30, 2009.

The third quarter 2010 results included an after-tax gain of approximately $0.06 per share primarily due to recoveries on the sale of securities. After adjusting for these items, earnings per share attributable to common shareholders would have been $0.25 for the quarter ended September 30, 2010.

For the nine months ended September 30, 2010, the company recorded net income attributable to common shareholders of $33.6 million, or $0.78 per diluted share and $0.79 per basic share, compared with a loss attributable to common shareholders of $13.4 million, or $0.32 per share (diluted and basic), for the nine months ended September 30, 2009. The 2010 results included after-tax gains of approximately $0.14 per share primarily due to recoveries on the sale of securities. After adjusting for these items, earnings per share attributable to common shareholders would have been $0.64 for the nine months ended September 30, 2010. The 2009 results included after-tax expenses of approximately $0.69 per share due to impairment charges. After adjusting for these items, earnings per share attributable to common shareholders would have been $0.38 for the nine months ended September 30, 2009.

Assets Under Management

Assets under management were $31.2 billion as of September 30, 2010, an increase of 19.0% from $26.2 billion at June 30, 2010 and an increase of 38.9% from $22.5 billion at September 30, 2009. The increase from June 30, 2010 was due to market appreciation of $3.9 billion and net inflows of $1.1 billion. The increase from September 30, 2009 was due to market appreciation of $4.4 billion and net inflows of $4.4 billion. Average assets under management were $29.0 billion for the quarter ended September 30, 2010, an increase of 7.1% from $27.0 billion for the quarter ended June 30, 2010 and an increase of 48.8% from $19.5 billion for the quarter ended September 30, 2009.

Assets under management for open-end mutual funds were $7.6 billion as of September 30, 2010, an increase of 15.8% from $6.6 billion at June 30, 2010 and an increase of 29.4% from $5.9 billion at September 30, 2009. The increase from June 30, 2010 was due to market appreciation of $1.0 billion and net inflows of $33 million. The increase from September 30, 2009 was due to market appreciation of $1.2 billion and net inflows of $511 million. Average assets under management for open-end mutual funds were $7.0 billion for the quarter ended September 30, 2010, an increase of 5.5% from $6.7 billion for the quarter ended June 30, 2010 and an increase of 37.4% from $5.1 billion for the quarter ended September 30, 2009.

Assets under management for closed-end mutual funds were $5.9 billion as of September 30, 2010, an increase of 11.1% from $5.3 billion at June 30, 2010 and an increase of 13.7% from $5.2 billion at September 30, 2009. The increase from June 30, 2010 was primarily due to market appreciation of $559 million. The increase from September 30, 2009 was primarily due to market appreciation of $689 million. Average assets under management for closed-end mutual funds were $5.7 billion for the quarter ended September 30, 2010, an increase of 1.2% from $5.6 billion for the quarter ended June 30, 2010 and an increase of 19.8% from $4.8 billion for the quarter ended September 30, 2009.

Assets under management for institutional separate accounts were $17.7 billion as of September 30, 2010, an increase of 23.5% from $14.3 billion at June 30, 2010 and an increase of 55.3% from $11.4 billion at September 30, 2009. The increase from June 30, 2010 was due to market appreciation of $2.3 billion and net inflows of $1.0 billion. The increase from September 30, 2009 was due to net inflows of $3.8 billion and market appreciation of $2.5 billion. Average assets under management for institutional separate accounts were $16.2 billion for the quarter ended September 30, 2010, an increase of 10.1% from $14.7 billion for the quarter ended June 30, 2010 and an increase of 69.2% from $9.6 billion for the quarter ended September 30, 2009.

Financial Highlights

	Three Months Ended (in thousands, except per share data or as noted)
	September 30, 2010	June 30, 2010
Revenue	$46,372	$44,232
Expenses	$32,400	$30,900
Operating income	$13,972	$13,332
Operating margin	30.1%	30.1%

Total non-operating income	$4,489	$2,050
Net income attributable to common shareholders	$13,163	$11,603

Diluted earnings per share attributable to common shareholders	$0.30	$0.27

Assets under management, end of period (in millions)	$31,239	$26,242
Average assets under management for period (in millions)	$28,961	$27,031

Total revenue was $46.4 million for the three months ended September 30, 2010, an increase of 4.8% from $44.2 million for the three months ended June 30, 2010, primarily due to higher average assets under management. Operating expenses were $32.4 million for the three months ended September 30, 2010, an increase of 4.9% from $30.9 million for the three months ended June 30, 2010, primarily due to increases in employee compensation and benefits, general and administrative and distribution and service fees. Operating income was $14.0 million for the three months ended September 30, 2010, compared with $13.3 million for the three months ended June 30, 2010. The company’s operating margin remained unchanged at 30.1% for the third quarter of 2010 compared with the second quarter of 2010 primarily due to the compensation to revenue ratio remaining at 39%. Non-operating income was $4.5 million for the three months ended September 30, 2010, an increase of 119.0% from $2.1 million for the three months ended June 30, 2010, primarily due to an increase in equity in earnings from the company’s seed investments, partially offset by a decline in the amount of recoveries on the sale of securities.

Balance Sheet Information

As of September 30, 2010, cash, cash equivalents and investments were $172 million. As of September 30, 2010, stockholders’ equity was $222 million and the company had no long-term or short-term debt.

Conference Call Information

Cohen & Steers will hold a conference call tomorrow, October 21, 2010 at 11:00 a.m. (ET) to discuss the company’s third-quarter results. Investors and analysts can access the live conference call by dialing (800) 769-9015 (U.S.) or (212) 231-2913 (international); passcode: 21484874. Participants should plan to register at least 10 minutes before the conference call begins.

A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on October 21, 2010 and can be accessed at (800) 633-8284 (U.S.) or (402) 977-9140 (international); passcode: 21484874. Internet access to the webcast, which includes audio (listen-only), will be available on the company’s Web site at www.cohenandsteers.com under “Corporate Info.” The webcast will be archived on the Web site for two weeks.

About Cohen & Steers, Inc.

Cohen & Steers is a manager of income-oriented equity portfolios specializing in U.S. and international real estate securities, large cap value stocks, listed infrastructure and utilities, and preferred securities. The company also manages alternative investment strategies such as hedged real estate securities portfolios and private real estate multimanager strategies for qualified investors. Headquartered in New York City, with offices in London, Brussels, Hong Kong and Seattle, Cohen & Steers serves individual and institutional investors through a broad range of investment vehicles.

Forward-Looking Statements

This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company’s current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the “Risk Factors” section of the company’s Annual Report on Form 10-K for the year ended December 31, 2009, which is accessible on the Securities and Exchange Commission’s Web site at www.sec.gov and on the company’s Web site at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

# # # #

Cohen & Steers, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (Unaudited)

For the Periods Ended

(in thousands, except per share data)

	Three Months Ended			% Change From
	September 30, 2010	June 30, 2010	September 30, 2009	June 30, 2010	September 30, 2009
Revenue
Investment advisory and administration fees	$42,909	$40,835	$30,929
Distribution and service fees	2,259	2,236	2,019
Portfolio consulting and other	1,204	1,161	879

Total revenue	46,372	44,232	33,827	4.8%	37.1%

Expenses
Employee compensation and benefits	18,085	17,251	15,956
Distribution and service fees	5,065	4,831	3,837
General and administrative	7,880	7,473	6,990
Depreciation and amortization	1,126	1,113	1,072
Amortization, deferred commissions	244	232	157

Total expenses	32,400	30,900	28,012	4.9%	15.7%

Operating income	13,972	13,332	5,815	4.8%	140.3%

Non-operating income
Interest and dividend income - net	710	366	100
(Loss) gain from trading securities - net	—	(371)	3,071
Gain from available-for-sale securities - net	2,124	3,281	455
Equity in earnings (losses) of affiliates	1,005	(1,361)	—
Other	650	135	586

Total non-operating income	4,489	2,050	4,212	119.0%	6.6%

Income before provision for income taxes	18,461	15,382	10,027	20.0%	84.1%
Provision for income taxes	5,298	3,781	2,065

Net income	13,163	11,601	7,962	13.5%	65.3%
Less: Net loss (income) attributable to redeemable noncontrolling interest	—	2	(417)

Net income attributable to common shareholders	$13,163	$11,603	$7,545	13.4%	74.5%

Earnings per share attributable to common shareholders
Basic	$0.31	$0.27	$0.18	13.4%	73.0%

Diluted	$0.30	$0.27	$0.18	13.3%	72.1%

Weighted average shares outstanding
Basic	42,756	42,730	42,396

Diluted	43,217	43,143	42,633

Cohen & Steers, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (Unaudited)

For the Periods Ended

(in thousands, except per share data)

	Nine Months Ended		% Change From
	September 30, 2010	September 30, 2009	September 30, 2009
Revenue
Investment advisory and administration fees	$121,836	$75,999
Distribution and service fees	6,659	5,321
Portfolio consulting and other	3,453	2,362

Total revenue	131,948	83,682	57.7%

Expenses
Employee compensation and benefits	51,460	43,047
Distribution and service fees	14,206	10,039
General and administrative	22,490	20,490
Depreciation and amortization	3,393	3,120
Amortization, deferred commissions	666	611

Total expenses	92,215	77,307	19.3%

Operating income	39,733	6,375	*

Non-operating income
Interest and dividend income - net	1,271	1,426
(Loss) gain from trading securities - net	(182)	11,642
Gain (loss) from available-for-sale securities - net	5,603	(31,241)
Equity in earnings of affiliates	185	—
Other	697	677

Total non-operating income (loss)	7,574	(17,496)	*

Income (loss) before provision for income taxes	47,307	(11,121)	*
Provision for income taxes	13,653	1,227

Net income (loss)	33,654	(12,348)	*
Less: Net income attributable to redeemable noncontrolling interest	(8)	(1,007)

Net income (loss) attributable to common shareholders	$33,646	$(13,355)	*

Earnings (loss) per share attributable to common shareholders
Basic	$0.79	$(0.32)	*

Diluted	$0.78	$(0.32)	*

Weighted average shares outstanding
Basic	42,696	42,319

Diluted	43,099	42,319

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management (Unaudited)

For the Periods Ended

(in millions)

	Three Months Ended			% Change From
	September 30, 2010	June 30, 2010	September 30, 2009	June 30, 2010	September 30, 2009
Open-End Mutual Funds
Assets under management, beginning of period	$6,595	$6,958	$4,238

Inflows	641	684	747
Outflows	(608)	(509)	(361)

Net inflows	33	175	386
Market appreciation (depreciation)	1,010	(538)	1,279

Total increase (decrease)	1,043	(363)	1,665

Assets under management, end of period	$7,638	$6,595	$5,903	15.8%	29.4%

Average assets under management for period	$7,039	$6,672	$5,122	5.5%	37.4%

Closed-End Mutual Funds
Assets under management, beginning of period	$5,315	$5,736	$4,213

Inflows	41	—	180
Outflows	(12)	(7)	—

Net inflows (outflows)	29	(7)	180
Market appreciation (depreciation)	559	(414)	799

Total increase (decrease)	588	(421)	979

Assets under management, end of period	$5,903	$5,315	$5,192	11.1%	13.7%

Average assets under management for period	$5,703	$5,633	$4,759	1.2%	19.8%

Institutional Separate Accounts
Assets under management, beginning of period	$14,332	$14,503	$7,869

Inflows	1,840	1,471	1,634
Outflows	(798)	(417)	(449)

Net inflows	1,042	1,054	1,185
Market appreciation (depreciation)	2,324	(1,225)	2,344

Total increase (decrease)	3,366	(171)	3,529

Assets under management, end of period [1]	$17,698	$14,332	$11,398	23.5%	55.3%

Average assets under management for period	$16,219	$14,726	$9,583	10.1%	69.2%

Total
Assets under management, beginning of period	$26,242	$27,197	$16,320

Inflows	2,522	2,155	2,561
Outflows	(1,418)	(933)	(810)

Net inflows	1,104	1,222	1,751
Market appreciation (depreciation)	3,893	(2,177)	4,422

Total increase (decrease)	4,997	(955)	6,173

Assets under management, end of period	$31,239	$26,242	$22,493	19.0%	38.9%

Average assets under management for period	$28,961	$27,031	$19,464	7.1%	48.8%

[1]	As of September 30, 2010 and June 30, 2010, assets under management from institutional separate accounts included $217 million of assets invested in the company’s alternative strategy.

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management (Unaudited)

For the Periods Ended

(in millions)

	Nine Months Ended		% Change From
	September 30, 2010	September 30, 2009	September 30, 2009
Open-End Mutual Funds
Assets under management, beginning of period	$6,285	$4,280

Inflows	2,035	1,502
Outflows	(1,570)	(1,031)

Net inflows	465	471
Market appreciation	888	1,152

Total increase	1,353	1,623

Assets under management, end of period	$7,638	$5,903	29.4%

Average assets under management for period	$6,647	$4,094	62.4%

Closed-End Mutual Funds
Assets under management, beginning of period	$5,546	$4,278

Inflows	41	628
Outflows	(19)	(395)

Net inflows	22	233
Market appreciation	335	681

Total increase	357	914

Assets under management, end of period	$5,903	$5,192	13.7%

Average assets under management for period	$5,625	$4,112	36.8%

Institutional Separate Accounts
Assets under management, beginning of period	$12,954	$6,544

Inflows	4,705	3,110
Outflows	(1,735)	(748)

Net inflows	2,970	2,362
Market appreciation	1,774	2,492

Total increase	4,744	4,854

Assets under management, end of period [1]	$17,698	$11,398	55.3%

Average assets under management for period	$14,696	$7,386	99.0%

Total
Assets under management, beginning of period	$24,785	$15,102

Inflows	6,781	5,240
Outflows	(3,324)	(2,174)

Net inflows	3,457	3,066
Market appreciation	2,997	4,325

Total increase	6,454	7,391

Assets under management, end of period	$31,239	$22,493	38.9%

Average assets under management for period	$26,968	$15,592	73.0%

[1]	As of September 30, 2010, assets under management from institutional separate accounts included $217 million of assets invested in the company’s alternative strategy.

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management (Unaudited)

By Investment Category

(in millions)

	As of September 30, 2010	As of June 30, 2010	As of September 30, 2009
Open-End Mutual Funds
U.S. Real Estate	$4,824	$4,573	$3,512
International Real Estate	2,184	1,612	1,960
Large Cap Value	193	187	163
Preferreds	35	12	15
Listed Infrastructure and Utilities	106	88	86
Other	296	123	167

Assets under management, end of period	$7,638	$6,595	$5,903

Closed-End Mutual Funds
U.S. Real Estate	$1,735	$1,666	$1,730
International Real Estate	195	82	134
Large Cap Value	203	182	241
Preferreds	1,481	1,242	1,253
Listed Infrastructure and Utilities	2,025	1,788	1,275
Other	264	355	559

Assets under management, end of period	$5,903	$5,315	$5,192

Institutional Separate Accounts
U.S. Real Estate	$6,906	$5,504	$4,571
International Real Estate	6,134	4,918	4,143
Large Cap Value	2,834	2,434	1,831
Preferreds	1,068	889	724
Listed Infrastructure and Utilities	162	146	38
Other	594	441	91

Assets under management, end of period [1]	$17,698	$14,332	$11,398

Total
U.S. Real Estate	$13,465	$11,743	$9,813
International Real Estate	8,513	6,612	6,237
Large Cap Value	3,230	2,803	2,235
Preferreds	2,584	2,143	1,992
Listed Infrastructure and Utilities	2,293	2,022	1,399
Other	1,154	919	817

Assets under management, end of period	$31,239	$26,242	$22,493

[1]	As of September 30, 2010 and June 30, 2010, assets under management from institutional separate accounts included $217 million of assets invested in the company’s alternative strategy.

Cohen & Steers, Inc. and Subsidiaries

Other Fee Earning Assets (Unaudited)

(in millions)

	As of September 30, 2010	As of June 30, 2010	As of September 30, 2009
Unified Managed Accounts, end of period	$536	$468	$414

Exchange Traded Funds, end of period	$2,332	$2,012	$1,676

Unit Investment Trusts, end of period	$1,389	$1,256	$1,298

Total, end of period	$4,257	$3,736	$3,388

Note: Other fee earning assets are defined as assets for which the company provides investment advice but for which the company has no discretion to execute trades, and therefore are not included in the company’s reported assets under management.